UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2016 (May 18, 2016)

Newcastle Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-31458	81-0559116
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 798-6100

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements

On May 18, 2016, Newcastle Investment Corp. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”), and the stockholders of the Company approved the adoption of the 2016 Newcastle Investment Corp. Nonqualified Option and Incentive Award Plan (the “2016 Plan”), which was previously approved by the Company’s Board of Directors. The 2016 Plan is intended to facilitate the Company’s continued use of long-term equity-based awards and incentives for the benefit of its officers, directors, manager and service providers.

A summary of the 2016 Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2016 (the “Proxy Statement”) in connection with the Annual Meeting, under the section entitled “Summary of the Plan Terms” beginning on page 30 of the Proxy Statement. The summary of the 2016 Plan in the Proxy Statement is qualified in its entirety by reference to the full text of the 2016 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The proposals considered at the Company’s Annual Meeting are described in detail in the Company’s Proxy Statement. As of March 24, 2016, the record date for the Annual Meeting, holders of 66,654,598 shares of common stock of the Company were eligible to vote.

At the Annual Meeting, the stockholders of the Company voted on the matters described below.

1.
The Company’s stockholders elected two Class II directors to serve until the 2019 Annual Meeting of Stockholders and one Class III director to serve until the 2017 Annual Meeting of Stockholders, and until their successors are elected and duly qualified, subject to earlier retirement, resignation or removal. The numbers of shares that voted for the election of such directors, withheld authority to vote for such directors, and represented broker non-votes with respect to this proposal are summarized in the table below.

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes*
Kevin J. Finnerty	21,488,803	11,449,452	20,617,591
Kenneth M. Riis	30,692,876	2,245,379	20,617,591
Clifford Press	32,497,692	440,563	20,617,591

*
Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by the rules of the New York Stock Exchange (“NYSE”) from voting on a particular matter. Under NYSE rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters. Brokers who did not receive instructions were not entitled to vote on the election of directors, but they were entitled to vote on the ratification of the appointment of the independent registered public accounting firm.

2.
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The numbers of shares that voted for, against and abstained from voting for or against the ratification of the selection of Ernst & Young LLP are summarized in the table below.

Votes For	Votes Against	Abstentions
52,892,580	585,862	77,404

3.
The Company’s stockholders approved the 2016 Plan. The numbers of shares that voted for, voted against, abstained from voting for or against, or that represented broker non-votes for the 2016 Plan are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,311,792	7,465,762	160,701	20,617,591

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1
2016 Newcastle Investment Corp. Nonqualified Option and Incentive Award Plan (incorporated by reference to Annex A of the Company’s definitive proxy statement for the 2016 annual meeting of stockholders filed on April 8, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWCASTLE INVESTMENT CORP.
(Registrant)

/s/ Justine A. Cheng
Justine A. Cheng
Chief Financial Officer, Chief Operating Officer & Treasurer

Date:  May 19, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1
2016 Newcastle Investment Corp. Nonqualified Option and Incentive Award Plan (incorporated by reference to Annex A of the Company’s definitive proxy statement for the 2016 annual meeting of stockholders filed on April 8, 2016).